UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)

March 26, 2025

QUANTUM COMPUTING INC.

(Exact name of registrant as specified in its charter)

Delaware	001-40615	82-4533053
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

5 Marine View Plaza, Suite 214 Hoboken, NJ	07030
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code (703) 436-2161

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common stock (par value $0.0001 per share)	QUBT	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On March 26, 2025, the board of directors (the “Board”) of Quantum Computing Inc. (the “Company”) appointed Eric M. Schwartz as a member of the Board, effective immediately. Mr. Schwartz has not yet been appointed to any of the Board’s committees.

The Board determined that Mr. Schwartz satisfies the requirements provided in the Nasdaq Listing Rules and the criteria of the Board to be an independent director. There are no arrangements or understandings between Mr. Schwartz and any other person pursuant to which Mr. Schwartz was appointed to the Board. Mr. Schwartz has no direct or indirect material interest in any transaction required to be disclosed pursuant to Item 404(a) of Regulation S-K.

Mr. Schwartz, age 41, has two decades of experience in corporate finance, mergers and acquisitions, and corporate strategy. Since 2016, he has served as Managing Director at Castle Harlan, a New York-based private equity firm, where he oversees investments across industrial and consumer-related middle-market companies. Prior to that, he was an investment banking professional at Citigroup Global Markets, advising clients on M&A transactions across diverse industries. Mr. Schwartz has extensive board experience, currently serving on the board of Sunless, a leader in skincare equipment and related products, and Titan Production Equipment, an engineering and fabrication company serving both traditional and clean energy markets. He has also held board roles at several other Castle Harlan portfolio companies, including Baker & Taylor, Caribbean Restaurants, Pretium Packaging, and Shelf Drilling (OSE: SHLF). Mr. Schwartz holds a B.S.E. in Biomedical and Electrical Engineering from Duke University and an M.B.A. from Stanford Graduate School of Business, where he was recognized as an Arjay Miller Scholar.

Mr. Schwartz will receive compensation for serving as a member of the Board, including 100,000 stock options that will vest in quarterly increments through the end of the calendar year and an annual cash compensation of $60,000, payable in equal quarterly installments.

There are no family relationships between any of Mr. Schwartz and any director or executive officer of the Company.

Item 7.01. Regulation FD Disclosure.

On March 26, 2025, the Company issued a press release announcing the appointment of Mr. Schwartz to the Board, a copy of which is furnished herewith as Exhibit 99.1.

The information provided under this Item 7.01 of this Current Report on Form 8-K, including Exhibit 99.1, is “furnished” and shall not be deemed “filed” with the Securities and Exchange Commission or incorporated by reference in any filing under the Securities Exchange Act of 1934, as amended, or the Securities Act.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits.

Exhibit Number	Description
99.1	Press Release dated March 26, 2025
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

QUANTUM COMPUTING INC.

Date: March 26, 2025	By:	/s/ Christopher Boehmler
Christopher Boehmler
Chief Financial Officer

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